UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  March 5, 2014

Semtech Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-6395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road
Camarillo, California	93012-8790
(Address of Principal Executive Offices)	(Zip Code)

805-498-2111

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

Semtech Corporation (the “Company”),  issued a press release and held a conference call on March 5, 2014. The press release announced its consolidated financial results for the three and twelve months ended January 26, 2014.  During the conference call, the Company discussed these financial results.  The transcript of the conference call is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The information in this Form 8-K and the exhibit attached hereto is being furnished (not filed) under Item 2.02 of Form 8-K. The transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

During the conference call, the Company discussed non-GAAP measures of gross profit, net income, earnings per diluted share and free cash flow.  To provide additional insight into the Company’s first quarter outlook for fiscal year 2015, the conference call included a discussion of forward-looking non-GAAP earnings per diluted share.  The non-GAAP gross profit, net income and earnings per diluted share measures exclude the following items:

•                  Stock-based compensation expense

•                  Acquisition related fair value adjustments

•                  Transaction and integration related expenses

•                  Intangible amortization and impairments

•                  Release of prior accrued taxes on foreign earnings

•                  Option related expenses

•                  Effect of enacted tax rate changes

•                  Charges directly related to the strategic realignment, including:

–                 Impairment of goodwill

–                 Impairment of fixed assets

–                 Write-down of inventory

–                 Write-down of net U.S. deferred tax assets

The non-GAAP discussion of free cash flow excludes capital expenditures.  These non-GAAP measures are provided to enhance the user’s overall understanding of the Company’s comparable financial performance between periods. In addition, the Company’s management generally excludes the items noted above when managing and evaluating the performance of the business. Below are reconciliations of these non-GAAP measures to their most comparable GAAP results for the fourth quarter of fiscal years 2014 and 2013 and the third quarter of fiscal year 2014, and a reconciliation of forward-looking non-GAAP earnings per diluted share to its most comparable GAAP measure for the first quarter of fiscal year 2015.  These additional non-GAAP financial measures should not be considered substitutes for any measures derived in accordance with GAAP and may be inconsistent with similar measures presented by other companies.

RECONCILIATION OF NON-GAAP MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES (Tables in thousands - except per share amounts)

	Three Months Ended			Twelve Months Ended
	January 26,	October 27,	January 27,	January 26,	January 27,
	2014	2013	2013	2014	2013
Stock-based Compensation Expense	Q4 2014	Q3 2014	Q4 2013	Q4 2014	Q4 2013
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Cost of sales	$519	$413	$377	$1,665	$1,218
Selling, general and administrative	193	3,449	5,113	12,071	14,965
Product development and engineering	2,268	2,967	2,311	10,854	8,345
Total stock-based compensation expense	$2,980	$6,829	$7,801	$24,590	$24,528

	Three Months Ended			Twelve Months Ended
	January 26,	October 27,	January 27,	January 26,	January 27,
	2014	2013	2013	2014	2012
Gross Profit - Reconciliation GAAP to Non-GAAP	Q4 2014	Q3 2014	Q4 2013	Q4 2014	Q4 2013
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

GAAP gross profit	$53,805	$83,411	$87,957	$335,211	314,612
Adjustments to GAAP gross profit:
Stock-based compensation expense	519	413	377	1,665	1,218
Expiration of acquired return rights	-	-	-	-	(676)
Acquisition related fair value adjustments	-	-	4,382	2,408	39,406
Restructuring charges	16,776	-	-	16,776	-
Impairment Charges	4,342	-	-	4,342	-
Non-GAAP gross profit	$75,442	$83,824	$92,716	$360,401	$354,560

	Three Months Ended			Twelve Months Ended
	January 26,	October 27,	January 27,	January 26,	January 27,
	2014	2013	2013	2014	2012
Net Income - Reconciliation GAAP to Non-GAAP	Q4 2014	Q3 2014	Q4 2013	Q4 2014	Q4 2013
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

GAAP net income	$(210,808)	$12,453	$13,118	$(164,466)	$41,939

Adjustments to GAAP net income:
Stock-based compensation expense	$2,980	$6,829	$7,801	$24,590	$24,528
Acquisition related fair value adjustments	339	338	4,721	3,762	40,638
Transaction and integration related expenses	(1,873)	607	2,377	168	24,110
Environmental monitoring and remediation reserves	-	-	1,500	-	4,040
Intangible amortization and impairments	6,587	7,349	8,177	31,602	29,944
Restructuring charges	3,086	-	-	3,086	-
Impairment charges	59,075	-	-	59,075	-
Goodwill impairment	116,686			116,686
Writeoff of deferred financing costs and refinancing fees	-	-	-	8,773	-

Total before taxes	186,880	15,123	24,576	247,742	123,260
Associated tax effect	39,400	(3,477)	(4,632)	23,318	(50,667)
Total of supplemental information net of taxes	226,280	11,646	19,944	271,060	72,593
Non-GAAP net income	$15,472	$24,099	$33,062	$106,594	$114,532

Diluted GAAP earnings per share	$(3.12)	$0.18	$0.19	$(2.44)	$0.62
Adjustments per above	3.35	0.17	0.30	3.99	1.08
Diluted non-GAAP earnings per share	$0.23	$0.35	$0.49	$1.55	$1.70

	Three Months Ended			Twelve Months Ended
	January 26,	October 27,	January 27,	January 26,	January 27,
	2014	2013	2013	2014	2013
Tax Impact Associated With Supplemental Information	Q4 2014	Q3 2014	Q4 2013	Q4 2014	Q4 2013
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Adjustments to GAAP net income:
Stock-based compensation expense	$893	$1,293	$235	5,985	$5,120
Acquisition related fair value adjustments	(13)	111	1,221	734	7,794
Transaction and integration related expenses	208	202	545	887	4,746
Environmental monitoring and remediation reserves	-	-	596	-	1,303
Intangible amortization and impairments	1,405	1,871	2,035	7,768	5,217
Release of prior accrued taxes on foreign earnings	-	-	-	-	23,443
Restructuring charges	1,865	-	-	1,865	-
Impairment charges	9,432	-	-	9,432	-
Goodwill impairment	-	-	-	-	-
Valuation allowance	(53,191)	-	-	(53,191)	-
Write off of deferred financing costs and refinancing fees	-	-	-	3,202	-
Effect of enacted tax rate changes	-	-	-	-	3,044
Total of associated tax effect	(39,400)	$3,477	$4,632	$(23,318)	$50,667

	Three Months Ended
	January 26,	October 27,	January 27,
	2014	2013	2013
	Q4 2014	Q3 2014	Q4 2013
	(Unaudited)	(Unaudited)	(Unaudited)
Free Cash Flow:
Cash Flow from Operations	$30,598	$28,939	35,189
Net Capital Expenditure	(6,411)	(7,185)	(5,151)
Free Cash Flow:	$24,187	$21,754	$30,038

Q1 FY15 Earnings Per Share Guidance
GAAP to Non-GAAP Reconciliation (net of tax)
	Low	High
GAAP EPS	$0.10	$0.14

Stock based compensation expense	0.08	0.08
Transaction and integration related expenses	0.01	0.01
Amortization of acquired intangibles	0.09	0.09

Non-GAAP EPS	$0.28	$0.32

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1

Transcript of conference call on March 5, 2014 discussing financial results for the three months and year ended January 26, 2014. (This Exhibit 99.1 is being furnished and shall not be deemed “filed” as set forth in Item 2.02 hereof.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2014	SEMTECH CORPORATION

	By:	/s/ Emeka Chukwu
Emeka Chukwu
Chief Financial Officer